Exhibit 99.1

[Letterhead of Gibson, Dunn & Crutcher LLP]

Matt J. Williams Direct: +1 212.351.2322 Fax: +1 212.351.5232 MJWilliams@gibsondunn.com

July 24, 2012

VIA ELECTRONIC MAIL

United States Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, D.C. 20220

Attn: Chief Counsel, Office of Financial Stability

Export Development Canada

151 O’Connor Street

Ottawa, Ontario

Canada K1A 1K3

Attention: Loan Services

To the addressees set forth above:

As you know, this firm represents Wilmington Trust Company as GUC Trust Administrator under the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated as of June 11, 2012 (as amended pursuant to that certain amendment dated as of June 29, 2012, the “Trust Agreement”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Trust Agreement.

Pursuant to Section 2.6(c) of the Trust Agreement, all payments of Wind-Down Budget Cash to Trust Professionals are subject to the Budget and the Wind-Down Professional Fee Budget. If the billings of a Trust Professional have exceeded the amounts allocated to it as set forth in the line-item Budget (measured on an annual basis), such Trust Professional may not be paid from Wind-Down Budget Cash any amount greater than the amount allocated to it in the Budget for such period, except with the written consent of the DIP Lenders, provided that, if the DIP Lenders do not consent, the GUC Trust Administrator may seek Bankruptcy Court approval to make such payments. Section 2.6(c) further provides that Wind-Down Budget Cash may not be used to pay a Trust Professional once such Trust Professional exceeds its Trust Professional Maximum Amount.

Pursuant to Section 13.13(a) of the Trust Agreement, the Trust Agreement may be amended without notice to or consent of the Bankruptcy Court or any GUC Trust Beneficiary for the purpose of making any changes that do not adversely affect the interests of the GUC Trust Beneficiaries or the DIP Lenders in any material respect. Pursuant to Section 13.13(d) of the Trust Agreement, Section 2.6(c) of the Trust Agreement may not be amended absent the written consent of the DIP Lenders.

July 24, 2012

By countersigning below, each DIP Lender, subject to the proviso below and for the limited purposes herein, (i) provides its written consent to allow each Trust Professional (A) to be paid from Wind-Down Budget Cash amounts in excess of the line item amount allocated to such Trust Professional in the current Budget and all future Budgets and (B) to be paid from the Wind-Down Budget Cash amounts in excess of the Trust Professional Maximum Amount, (ii) provides its written consent to the execution of an amendment to the Trust Agreement substantially in the form attached hereto as Annex A (the “Second Amendment”), (iii) acknowledges that the Second Amendment does not adversely affect its interests, as DIP Lender, in any material respect, and (iv) consents to the public filing of this letter agreement with the U.S. Securities and Exchange Commission; provided, however, that nothing herein shall be deemed to permit, or constitute consent by the DIP Lenders to permit, (1) an increase in the aggregate amount of Wind-Down Budget Cash or (2) the Trust Professionals to be paid an amount from the Wind-Down Budget Cash in excess of the aggregate dollar amount of funds allocated to all Trust Professionals set forth in the Wind-Down Professional Fee Budget. Notwithstanding anything set forth herein, any payments made to a Trust Professional from any source other than Wind-Down Budget Cash shall not reduce the amount of Wind-Down Budget Cash available to pay Trust Professionals.

In order to allow the DIP Lenders to monitor the use the Wind-Down Budget Cash, the Trust Administrator agrees to provide the DIP Lenders with semi-annual reports no later than 30 days following the end of the GUC Trust’s second fiscal quarter and the end of the GUC Trust’s fiscal year consisting of (i) a statement describing (a) key activities and (b) significant accomplishments for the applicable reporting period; (ii) a statement indicating whether the GUC Trust Administrator anticipates any variance with the annual Budget and the reasons for the anticipated variance; and (iii) such other information that the DIP Lenders may reasonably request from time to time. For the avoidance of doubt, the GUC Trust Administrator will continue to provide an annual Budget, and such Budget shall be subject to the approval of the DIP Lenders in accordance with Section 6.4 of the Trust Agreement.

Sincerely,

Matt J. Williams

MJW/cl

July 24, 2012

UNITED STATES DEPARTMENT OF TREASURY

By:	/s/ Matthew Pendo
Name: Matthew Pendo
Title: Chief Investment Officer

EXPORT DEVELOPMENT CANADA

By:	/s/ Sean Mitchell
Name: Sean Mitchell
Title: Principal Special Risks

By:	/s/ Talal M. Kairouz
Name: Talal M. Kairouz
Title: Senior Asset Manager

CC:	Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Attention: John Rapisardi and Doug Mintz

Export Development Canada

151 O’Connor Street

Ottawa, Ontario

Canada K1A 1K3

Attention: Asset Management/Covenants Officer

Annex A

Second Amendment to Amended and Restated Trust Agreement

This second amendment, dated as of July     , 2012 (the “Second Amendment”) to that certain Amended and Restated Motors Liquidation Company GUC Trust Agreement, dated as of June 11, 2012 (as amended pursuant to that certain amendment dated as of June 29, 2012 the “Amended and Restated Trust Agreement”), is executed by Wilmington Trust Company, as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”) and FTI Consulting Inc., as GUC Trust Monitor, in accordance with Section 13.13 of the Amended and Restated Trust Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Trust Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.6(c) of the Amended and Restated Trust Agreement, the GUC Trust is restricted from making certain payments to Trust Professionals from the Wind-Down Budget Cash in excess of such Trust Professionals’ allocated amounts set forth in the Budget and the Wind-Down Professional Fee Budget and in excess of such Trust Professionals’ Trust Professional Maximum Amount (the “Restrictions”); and

WHEREAS, it is now desirable to modify certain of the Restrictions in order to permit greater flexibility in the use of the Wind-Down Budget Cash; and

WHEREAS, pursuant to Section 13.13(a) of the Amended and Restated Trust Agreement the GUC Trust Administrator, with the approval of the GUC Trust Monitor, may amend the Amended and Restated Trust Agreement without notice to or consent of the Bankruptcy Court or any GUC Trust Beneficiary for the purpose of making any changes that do not adversely affect the interests of the GUC Trust Beneficiaries or the DIP Lenders in any material respect; and

WHEREAS, the Second Amendment is beneficial to the GUC Trust Beneficiaries in that enhanced flexibility in the use of the Wind-Down Budget Cash will limit increased utilization of the Protective Holdback to fund administrative costs of the GUC Trust; and

WHEREAS, the DIP Lenders have acknowledged that the Second Amendment does not adversely affect the interests of the DIP Lenders in any material respect; and

WHEREAS, pursuant to Section 13.13(d) of the Amended and Restated Trust Agreement, the DIP Lenders have provided written consent to the modification of Section 2.6(c) of the Amended and Restated Trust Agreement effected by this Second Amendment; and

WHEREAS, the GUC Trust Monitor has approved this Second Amendment as evidenced by its signature below; and

WHEREAS, this Second Amendment shall become effective upon execution by the appropriate signatories to this Second Amendment.

NOW, THEREFORE, in accordance with Section 13.13 of the Amended and Restated Trust Agreement the Amended and Restated Trust Agreement is hereby amended as follows:

1.	Section 2.6(c) shall be deleted in its entirety and replaced with the following:

The GUC Trust agrees that all payments of Wind-Down Budget Cash to Trust Professionals shall be subject to the annual Budget and are further subject to the Wind-Down Professional Fee Budget, each in the manner set forth below. If the billings of a Trust Professional have exceeded the amount allocated to it in the Budget (measured on an annual basis), such Trust Professional shall not be paid from the Wind-Down Budget Cash any amount greater than the amount allocated to it in the Budget for such period except with the written consent of the DIP Lenders, provided that if the DIP Lenders do not consent, the GUC Trust Administrator, in consultation with the GUC Trust Monitor may seek Bankruptcy Court approval to pay the Trust Professional from the Wind-Down Budget Cash an amount greater than the amount allocated in the Budget for such period. The GUC Trust Administrator may only request such Bankruptcy Court approval on the grounds that the DIP Lenders acted in bad faith in not consenting to authorize payment to the Trust Professional in excess of the Budget. “Bad faith” shall not include, inter alia, a failure to permit payments outside the Budget for any rational business purpose; provided further that, the Trust Administrator may utilize the Wind-Down Budget Cash to pay Trust Professionals, subject to the annual Budget as described herein, without regard to the Trust Professional Maximum Amount, provided, however, that if the billings of all Trust Professionals, in the aggregate, exceed the aggregate Trust Professional Maximum Amount allocated to all Trust Professionals in the Wind-Down Professional Fee Budget, the Wind-Down Budget Cash shall not be used to pay any Trust Professional in excess of such aggregate Trust Professional Maximum Amount.

Except as expressly amended hereby, the Amended and Restated Trust Agreement shall remain unmodified and in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment or caused this Second Amendment to be duly executed by their respective officers, representatives, or agents as of the date first above written.

WILMINGTON TRUST COMPANY, AS GUC TRUST ADMINISTRATOR AND TRUSTEE:

By:
Name:
Title:

FTI CONSULTING, INC., AS GUC TRUST MONITOR:

By:
Name:
Title:

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